Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica Partners Balanced Portfolio  Security Description:           Corporate Bond
Issuer:  BANK OF AMERICA CORP                      Offering Type:                  US Registered
                                                   (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                               In Compliance
                 REQUIRED INFORMATION                       ANSWER               APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ----------------------- ---------------------------------- -------------
1.   Offering Date                                        1/15/2014         None                                   N/A

2.   Trade Date                                           1/15/2014         Must be the same as #1                 Yes

3.   Unit Price of Offering                               99.784 USD        None                                   N/A

4.   Price Paid per Unit                                  99.784 USD        Must not exceed #3                     Yes

5.   Years of Issuer's Operations                            > 3            Must be at least three years *         Yes

6.   Underwriting Type                                       Firm           Must be firm                           Yes

7.   Underwriting Spread                                    0.875%          Sub-Adviser determination to be        Yes
                                                                            made

8.   Total Price paid by the Fund                          $95,000          None                                   N/A

9.   Total Size of Offering                             $2,000,000,000      None                                   N/A

10.  Total Price Paid by the Fund plus Total Price       $201,700,000       #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                              25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              Merrill Lynch, Pierce,  Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate          Fenner & Smith      affiliates ***
     members)                                            Incorporated

12.  If the affiliate was lead or co-lead manager,           Yes            Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Balanced Portfolio  Security Description:           Corporate Bond
Issuer:  FEDEX CORP                                Offering Type:                  US Registered
                                                   (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                             In Compliance
                 REQUIRED INFORMATION                      ANSWER              APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- --------------------- ---------------------------------- -------------
1.   Offering Date                                       1/06/2014        None                                   N/A

2.   Trade Date                                          1/06/2014        Must be the same as #1                 Yes

3.   Unit Price of Offering                              99.831 USD       None                                   N/A

4.   Price Paid per Unit                                 99.831 USD       Must not exceed #3                     Yes

5.   Years of Issuer's Operations                           > 3           Must be at least three years *         Yes

6.   Underwriting Type                                      Firm          Must be firm                           Yes

7.   Underwriting Spread                                   0.875%         Sub-Adviser determination to be        Yes
                                                                          made

8.   Total Price paid by the Fund                         $65,000         None                                   N/A

9.   Total Size of Offering                             $750,000,000      None                                   N/A

10.  Total Price Paid by the Fund plus Total Price      $75,945,000       #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                            25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              Morgan Stanley & Co.  Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate              LLC           affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,          Yes           Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Balanced Portfolio  Security Description:           Corporate Bond
Issuer:  FEDEX CORP                                Offering Type:                  US Registered
                                                   (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                             In Compliance
                 REQUIRED INFORMATION                      ANSWER              APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- --------------------- ---------------------------------- -------------
1.   Offering Date                                       1/06/2014        None                                   N/A

2.   Trade Date                                          1/06/2014        Must be the same as #1                 Yes

3.   Unit Price of Offering                              99.860 USD       None                                   N/A

4.   Price Paid per Unit                                 99.860 USD       Must not exceed #3                     Yes

5.   Years of Issuer's Operations                           > 3           Must be at least three years *         Yes

6.   Underwriting Type                                      Firm          Must be firm                           Yes

7.   Underwriting Spread                                   0.875%         Sub-Adviser determination to be        Yes
                                                                          made

8.   Total Price paid by the Fund                         $65,000         None                                   N/A

9.   Total Size of Offering                             $500,000,000      None                                   N/A

10.  Total Price Paid by the Fund plus Total Price      $47,750,000       #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                            25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              Goldman, Sachs & Co.  Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate                            affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,          Yes           Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Balanced Portfolio  Security Description:           Corporate Bond
Issuer:  Comcast Corporation. (2024)               Offering Type:                  US Registered
                                                   (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                               In Compliance
                 REQUIRED INFORMATION                       ANSWER               APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ----------------------- ---------------------------------- -------------
1.   Offering Date                                        2/19/2014         None                                   N/A

2.   Trade Date                                           2/19/2014         Must be the same as #1                 Yes

3.   Unit Price of Offering                               99.426 USD        None                                   N/A

4.   Price Paid per Unit                                  99.426 USD        Must not exceed #3                     Yes

5.   Years of Issuer's Operations                            > 3            Must be at least three years *         Yes

6.   Underwriting Type                                       Firm           Must be firm                           Yes

7.   Underwriting Spread                                    0.450%          Sub-Adviser determination to be        Yes
                                                                            made

8.   Total Price paid by the Fund                          $25,000          None                                   N/A

9.   Total Size of Offering                             $1,200,000,000      None                                   N/A

10.  Total Price Paid by the Fund plus Total Price       $110,000,000       #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                              25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              BNP Paribas Securities  Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate              Corp.           affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,           Yes            Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Balanced Portfolio  Security Description:           Corporate Bond
Issuer:  The Goldman Sachs Group Inc. (2024)       Offering Type:                  US Registered
                                                   (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                        In Compliance
                 REQUIRED INFORMATION                   ANSWER            APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ---------------- ---------------------------------- -------------
1.   Offering Date                                     2/26/2014     None                                   N/A

2.   Trade Date                                        2/26/2014     Must be the same as #1                 Yes

3.   Unit Price of Offering                           99.698 USD     None                                   N/A

4.   Price Paid per Unit                              99.698 USD     Must not exceed #3                     Yes

5.   Years of Issuer's Operations                         > 3        Must be at least three years *         Yes

6.   Underwriting Type                                   Firm        Must be firm                           Yes

7.   Underwriting Spread                                0.450%       Sub-Adviser determination to be        Yes
                                                                     made

8.   Total Price paid by the Fund                       $52,000      None                                   N/A

9.   Total Size of Offering                         $3,000,000,000   None                                   N/A

10.  Total Price Paid by the Fund plus Total Price   $150,000,000    #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                       25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              GOLDMAN SACHS &  Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate            CO.        affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,        Yes        Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to(b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Balanced Portfolio  Security Description:           Corporate Bond
Issuer:  AETNA INC (2044)                          Offering Type:                  US Registered
                                                   (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                         In Compliance
                 REQUIRED INFORMATION                    ANSWER            APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ----------------- ---------------------------------- -------------
1.   Offering Date                                      3/4/2014      None                                   N/A

2.   Trade Date                                         3/4/2014      Must be the same as #1                 Yes

3.   Unit Price of Offering                            99.76 USD      None                                   N/A

4.   Price Paid per Unit                               99.76 USD      Must not exceed #3                     Yes

5.   Years of Issuer's Operations                         > 3         Must be at least three years *         Yes

6.   Underwriting Type                                    Firm        Must be firm                           Yes

7.   Underwriting Spread                                 0.875%       Sub-Adviser determination to be        Yes
                                                                      made

8.   Total Price paid by the Fund                       $14,000       None                                   N/A

9.   Total Size of Offering                           $375,000,000    None                                   N/A

10.  Total Price Paid by the Fund plus Total Price    $30,000,000     #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                        25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund               MERRILL LYNCH,   Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate      PIERCE, FENNER &  affiliates ***
     members)                                             SMI

12.  If the affiliate was lead or co-lead manager,        Yes         Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Balanced Portfolio  Security Description:           Corporate Bond
Issuer:  Burlington Northern Santa Fe LLC (2044)   Offering Type:                  US Registered
                                                   (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                       In Compliance
                 REQUIRED INFORMATION                   ANSWER           APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- --------------- ---------------------------------- -------------
1.   Offering Date                                     3/4/2014     None                                   N/A

2.   Trade Date                                        3/4/2014     Must be the same as #1                 Yes

3.   Unit Price of Offering                           99.673 USD    None                                   N/A

4.   Price Paid per Unit                              99.673 USD    Must not exceed #3                     Yes

5.   Years of Issuer's Operations                        > 3        Must be at least three years *         Yes

6.   Underwriting Type                                   Firm       Must be firm                           Yes

7.   Underwriting Spread                                0.450%      Sub-Adviser determination to be        Yes
                                                                    made

8.   Total Price paid by the Fund                      $12,000      None                                   N/A

9.   Total Size of Offering                          $500,000,000   None                                   N/A

10.  Total Price Paid by the Fund plus Total Price   $20,000,000    #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                      25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund               J.P. MORGAN    Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate      SECURITIES LLC  affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,       Yes        Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Balanced Portfolio         Security Description:           Corporate Bond
Issuer:  CenterPoint Energy Houston Electric, LLC (2044)  Offering Type:                  US Registered
                                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                       In Compliance
                 REQUIRED INFORMATION                   ANSWER           APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- --------------- ---------------------------------- -------------
1.   Offering Date                                    3/12/2014     None                                   N/A

2.   Trade Date                                       3/12/2014     Must be the same as #1                 Yes

3.   Unit Price of Offering                           98.925 USD    None                                   N/A

4.   Price Paid per Unit                              98.925 USD    Must not exceed #3                     Yes

5.   Years of Issuer's Operations                        > 3        Must be at least three years *         Yes

6.   Underwriting Type                                   Firm       Must be firm                           Yes

7.   Underwriting Spread                                0.875%      Sub-Adviser determination to be        Yes
                                                                    made

8.   Total Price paid by the Fund                      $65,000      None                                   N/A

9.   Total Size of Offering                          $600,000,000   None                                   N/A

10.  Total Price Paid by the Fund plus Total Price   $37,715,000    #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                      25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              Deutsche Bank   Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate      Securities Inc  affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,       Yes        Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Balanced Portfolio  Security Description:           Corporate Bond
Issuer:  MasterCard Incorporated (2019)            Offering Type:                  US Registered
                                                   (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                         In Compliance
                 REQUIRED INFORMATION                    ANSWER            APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ----------------- ---------------------------------- -------------
1.   Offering Date                                     3/26/2014      None                                   N/A

2.   Trade Date                                        3/26/2014      Must be the same as #1                 Yes

3.   Unit Price of Offering                            99.617 USD     None                                   N/A

4.   Price Paid per Unit                               99.617 USD     Must not exceed #3                     Yes

5.   Years of Issuer's Operations                         > 3         Must be at least three years *         Yes

6.   Underwriting Type                                    Firm        Must be firm                           Yes

7.   Underwriting Spread                                 0.370%       Sub-Adviser determination to be        Yes
                                                                      made

8.   Total Price paid by the Fund                       $53,000       None                                   N/A

9.   Total Size of Offering                           $500,000,000    None                                   N/A

10.  Total Price Paid by the Fund plus Total Price    $25,000,000     #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                        25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              Citigroup Global  Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate        Markets Inc.    affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,        Yes         Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Balanced Portfolio  Security Description:           Corporate Bond
Issuer:  MasterCard Incorporated (2024)            Offering Type:                  US Registered
                                                   (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                         In Compliance
                 REQUIRED INFORMATION                    ANSWER            APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ----------------- ---------------------------------- -------------
1.   Offering Date                                     3/26/2014      None                                   N/A

2.   Trade Date                                        3/26/2014      Must be the same as #1                 Yes

3.   Unit Price of Offering                            99.571 USD     None                                   N/A

4.   Price Paid per Unit                               99.571 USD     Must not exceed #3                     Yes

5.   Years of Issuer's Operations                         > 3         Must be at least three years *         Yes

6.   Underwriting Type                                    Firm        Must be firm                           Yes

7.   Underwriting Spread                                 0.525%       Sub-Adviser determination to be        Yes
                                                                      made

8.   Total Price paid by the Fund                       $33,000       None                                   N/A

9.   Total Size of Offering                          $1,000,000,000   None                                   N/A

10.  Total Price Paid by the Fund plus Total Price    $100,000,000    #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                        25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              Citigroup Global  Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate        Markets Inc.    affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,        Yes         Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Core Bond  Security Description:           Corporate Bond
Issuer:  BANK OF AMERICA CORP             Offering Type:                  US Registered
                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                               In Compliance
                 REQUIRED INFORMATION                       ANSWER               APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ----------------------- ---------------------------------- -------------
1.   Offering Date                                        1/15/2014         None                                   N/A

2.   Trade Date                                           1/15/2014         Must be the same as #1                 Yes

3.   Unit Price of Offering                               99.784 USD        None                                   N/A

4.   Price Paid per Unit                                  99.784 USD        Must not exceed #3                     Yes

5.   Years of Issuer's Operations                            > 3            Must be at least three years *         Yes

6.   Underwriting Type                                       Firm           Must be firm                           Yes

7.   Underwriting Spread                                    0.875%          Sub-Adviser determination to be        Yes
                                                                            made

8.   Total Price paid by the Fund                         $2,560,000        None                                   N/A

9.   Total Size of Offering                             $2,000,000,000      None                                   N/A

10.  Total Price Paid by the Fund plus Total Price       $201,700,000       #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                              25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              Merrill Lynch, Pierce,  Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate          Fenner & Smith      affiliates ***
     members)                                            Incorporated

12.  If the affiliate was lead or co-lead manager,           Yes            Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Core Bond  Security Description:           Corporate Bond
Issuer:  FEDEX CORP                       Offering Type:                  US Registered
                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                             In Compliance
                 REQUIRED INFORMATION                      ANSWER              APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- --------------------- ---------------------------------- -------------
1.   Offering Date                                       1/06/2014        None                                   N/A

2.   Trade Date                                          1/06/2014        Must be the same as #1                 Yes

3.   Unit Price of Offering                              99.831 USD       None                                   N/A

4.   Price Paid per Unit                                 99.831 USD       Must not exceed #3                     Yes

5.   Years of Issuer's Operations                           > 3           Must be at least three years *         Yes

6.   Underwriting Type                                      Firm          Must be firm                           Yes

7.   Underwriting Spread                                   0.875%         Sub-Adviser determination to be        Yes
                                                                          made

8.   Total Price paid by the Fund                        $1,800,000       None                                   N/A

9.   Total Size of Offering                             $750,000,000      None                                   N/A

10.  Total Price Paid by the Fund plus Total Price      $75,945,000       #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                            25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              Morgan Stanley & Co.  Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate              LLC           affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,          Yes           Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Core Bond Portfolio  Security Description:           Corporate Bond
Issuer:  FEDEX CORP                                 Offering Type:                  US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                             In Compliance
                 REQUIRED INFORMATION                      ANSWER              APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- --------------------- ---------------------------------- -------------
1.   Offering Date                                       1/06/2014        None                                   N/A

2.   Trade Date                                          1/06/2014        Must be the same as #1                 Yes

3.   Unit Price of Offering                              99.860 USD       None                                   N/A

4.   Price Paid per Unit                                 99.860 USD       Must not exceed #3                     Yes

5.   Years of Issuer's Operations                           > 3           Must be at least three years *         Yes

6.   Underwriting Type                                      Firm          Must be firm                           Yes

7.   Underwriting Spread                                   0.875%         Sub-Adviser determination to be        Yes
                                                                          made

8.   Total Price paid by the Fund                        $1,800,000       None                                   N/A

9.   Total Size of Offering                             $500,000,000      None                                   N/A

10.  Total Price Paid by the Fund plus Total Price      $47,750,000       #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                            25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              Goldman, Sachs & Co.  Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate                            affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,          Yes           Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Core Bond Portfolio  Security Description:           Corporate Bond
Issuer:  Comcast Corporation. (2044)                Offering Type:                  US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                In Compliance
                 REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ------------------------ ---------------------------------- -------------
1.   Offering Date                                         2/19/2014         None                                   N/A

2.   Trade Date                                            2/19/2014         Must be the same as #1                 Yes

3.   Unit Price of Offering                               99.114 USD         None                                   N/A

4.   Price Paid per Unit                                  99.114 USD         Must not exceed #3                     Yes

5.   Years of Issuer's Operations                             > 3            Must be at least three years *         Yes

6.   Underwriting Type                                       Firm            Must be firm                           Yes

7.   Underwriting Spread                                    0.750%           Sub-Adviser determination to be        Yes
                                                                             made

8.   Total Price paid by the Fund                          $430,000          None                                   N/A

9.   Total Size of Offering                             $1,000,000,000       None                                   N/A

10.  Total Price Paid by the Fund plus Total Price       $120,000,000        #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                               25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              Wells Fargo Securities,  Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate                LLC            affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,            Yes            Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Core Bond Portfolio  Security Description:           Corporate Bond
Issuer:  Comcast Corporation. (2024)                Offering Type:                  US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                               In Compliance
                 REQUIRED INFORMATION                       ANSWER               APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ----------------------- ---------------------------------- -------------
1.   Offering Date                                        2/19/2014         None                                   N/A

2.   Trade Date                                           2/19/2014         Must be the same as #1                 Yes

3.   Unit Price of Offering                               99.426 USD        None                                   N/A

4.   Price Paid per Unit                                  99.426 USD        Must not exceed #3                     Yes

5.   Years of Issuer's Operations                            > 3            Must be at least three years *         Yes

6.   Underwriting Type                                       Firm           Must be firm                           Yes

7.   Underwriting Spread                                    0.450%          Sub-Adviser determination to be        Yes
                                                                            made

8.   Total Price paid by the Fund                          $680,000         None                                   N/A

9.   Total Size of Offering                             $1,200,000,000      None                                   N/A

10.  Total Price Paid by the Fund plus Total Price       $110,000,000       #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                              25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              BNP Paribas Securities  Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate              Corp.           affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,           Yes            Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Core Bond Portfolio  Security Description:           Corporate Bond
Issuer:  The Goldman Sachs Group Inc. (2024)        Offering Type:                  US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                        In Compliance
                 REQUIRED INFORMATION                   ANSWER            APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ---------------- ---------------------------------- -------------
1.   Offering Date                                     2/26/2014     None                                   N/A

2.   Trade Date                                        2/26/2014     Must be the same as #1                 Yes

3.   Unit Price of Offering                           99.698 USD     None                                   N/A

4.   Price Paid per Unit                              99.698 USD     Must not exceed #3                     Yes

5.   Years of Issuer's Operations                         > 3        Must be at least three years *         Yes

6.   Underwriting Type                                   Firm        Must be firm                           Yes

7.   Underwriting Spread                                0.450%       Sub-Adviser determination to be        Yes
                                                                     made

8.   Total Price paid by the Fund                     $1,364,000     None                                   N/A

9.   Total Size of Offering                         $3,000,000,000   None                                   N/A

10.  Total Price Paid by the Fund plus Total Price   $150,000,000    #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                       25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              GOLDMAN SACHS &  Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate            CO.        affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,        Yes        Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Core Bond Portfolio  Security Description:           Corporate Bond
Issuer:  AETNA INC (2044)                           Offering Type:                  US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                         In Compliance
                 REQUIRED INFORMATION                    ANSWER            APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ----------------- ---------------------------------- -------------
1.   Offering Date                                      3/4/2014      None                                   N/A

2.   Trade Date                                         3/4/2014      Must be the same as #1                 Yes

3.   Unit Price of Offering                            99.76 USD      None                                   N/A

4.   Price Paid per Unit                               99.76 USD      Must not exceed #3                     Yes

5.   Years of Issuer's Operations                         > 3         Must be at least three years *         Yes

6.   Underwriting Type                                    Firm        Must be firm                           Yes

7.   Underwriting Spread                                 0.875%       Sub-Adviser determination to be        Yes
                                                                      made

8.   Total Price paid by the Fund                       $345,000      None                                   N/A

9.   Total Size of Offering                           $375,000,000    None                                   N/A

10.  Total Price Paid by the Fund plus Total Price    $30,000,000     #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                        25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund               MERRILL LYNCH,   Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate      PIERCE, FENNER &  affiliates ***
     members)                                             SMI

12.  If the affiliate was lead or co-lead manager,        Yes         Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Core Bond Portfolio  Security Description:           Corporate Bond
Issuer:  Burlington Northern Santa Fe LLC (2044)    Offering Type:                  US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                       In Compliance
                 REQUIRED INFORMATION                   ANSWER           APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- --------------- ---------------------------------- -------------
1.   Offering Date                                     3/4/2014     None                                   N/A

2.   Trade Date                                        3/4/2014     Must be the same as #1                 Yes

3.   Unit Price of Offering                           99.673 USD    None                                   N/A

4.   Price Paid per Unit                              99.673 USD    Must not exceed #3                     Yes

5.   Years of Issuer's Operations                        > 3        Must be at least three years *         Yes

6.   Underwriting Type                                   Firm       Must be firm                           Yes

7.   Underwriting Spread                                0.450%      Sub-Adviser determination to be        Yes
                                                                    made

8.   Total Price paid by the Fund                      $294,000     None                                   N/A

9.   Total Size of Offering                          $500,000,000   None                                   N/A

10.  Total Price Paid by the Fund plus Total Price   $20,000,000    #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                      25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund               J.P. MORGAN    Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate      SECURITIES LLC  affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,       Yes        Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Core Bond Portfolio        Security Description:           Corporate Bond
Issuer:  CenterPoint Energy Houston Electric, LLC (2044)  Offering Type:                  US Registered
                                                          (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                       In Compliance
                 REQUIRED INFORMATION                   ANSWER           APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- --------------- ---------------------------------- -------------
1.   Offering Date                                    3/12/2014     None                                   N/A

2.   Trade Date                                       3/12/2014     Must be the same as #1                 Yes

3.   Unit Price of Offering                           98.925 USD    None                                   N/A

4.   Price Paid per Unit                              98.925 USD    Must not exceed #3                     Yes

5.   Years of Issuer's Operations                        > 3        Must be at least three years *         Yes

6.   Underwriting Type                                   Firm       Must be firm                           Yes

7.   Underwriting Spread                                0.875%      Sub-Adviser determination to be        Yes
                                                                    made

8.   Total Price paid by the Fund                     $1,660,000    None                                   N/A

9.   Total Size of Offering                          $600,000,000   None                                   N/A

10.  Total Price Paid by the Fund plus Total Price   $37,715,000    #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                      25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              Deutsche Bank   Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate      Securities Inc  affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,       Yes        Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010

                                  Schedule A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:    Transamerica Partners Core Bond Portfolio  Security Description:           Corporate Bond
Issuer:  MasterCard Incorporated (2019)             Offering Type:                  US Registered
                                                    (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                         In Compliance
                 REQUIRED INFORMATION                    ANSWER            APPLICABLE RESTRICTION          (Yes/No)
     ---------------------------------------------- ----------------- ---------------------------------- -------------
1.   Offering Date                                     3/26/2014      None                                   N/A

2.   Trade Date                                        3/26/2014      Must be the same as #1                 Yes

3.   Unit Price of Offering                            99.617 USD     None                                   N/A

4.   Price Paid per Unit                               99.617 USD     Must not exceed #3                     Yes

5.   Years of Issuer's Operations                         > 3         Must be at least three years *         Yes

6.   Underwriting Type                                    Firm        Must be firm                           Yes

7.   Underwriting Spread                                 0.370%       Sub-Adviser determination to be        Yes
                                                                      made

8.   Total Price paid by the Fund                      $1,366,000     None                                   N/A

9.   Total Size of Offering                           $500,000,000    None                                   N/A

10.  Total Price Paid by the Fund plus Total Price    $25,000,000     #10 divided by #9 must not exceed      Yes
     Paid for same securities purchased by the                        25% **
     same Sub-Adviser for other investment
     companies

11.  Underwriter(s) from whom the Fund              Citigroup Global  Must not include Sub-Adviser           Yes
     purchased (attach a list of all syndicate        Markets Inc.    affiliates ***
     members)

12.  If the affiliate was lead or co-lead manager,        Yes         Must be "Yes" or "N/A"                 Yes
     was the instruction listed below given to the
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/ Cynthia McCullough
                                        ----------------------------------------
                                        Cynthia McCullough
                                        Associate, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (a) they must be sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and (b) either: (i) they must be subject to no greater than moderate credit risk; or (ii) if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, they must be subject to a minimal or low amount of credit risk. With respect to (b), circle (i) or (ii), whichever is met.
** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering
*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]
**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

Last revised 1/12/2010